UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2007

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

000-52281

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM 1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.	Other Events.

On January 8, 2007, the Company issued a press release regarding certain drilling and operational activities. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby furnished.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM
99.1	Press Release issued January 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: January 11, 2007	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM
99.1	Press Release issued January 8, 2007